Exhibit 3.12

STATEMENT OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT, OR BOTH	FILED - CUSTOMER COPY DONETTA DAVIDSON COLORADO SECRETARY OF STATE
Form 150 Revised October 1, 2002
Filing fee: $5.00
Deliver 3* copies to: Colorado Secretary of State
Business Division, 1560 Broadway, Suite 200
Denver, CO 80202-5169
This document must be typed or machine printed
Copies of filed documents may be obtained at www.sos.state.co.us
20031229878 C $ 55.00 SECRETARY OF STATE 07-17-2003 11:28:10 above space for office use only

Pursuant to Title 7 and part 3 of article 90 of title 7, Colorado Revised Statutes (C.R.S.), the following statement is delivered to the Colorado Secretary of State for filing.

1. The name of the entity is:	[Company]
(must be exactly as shown on the records of the Secretary of State)

organized under the laws of Colorado (state or country of origin)

2. If above entity is foreign, the assumed entity name, if any, currently using in Colorado:__________________________________________________________

3. The street address of its current registered office (according to the existing records of the Secretary of State) is: 1560 Broadway Denver CO 80202

4. If the registered office address is to be changed, the street address of the new registered office is: 1675 Broadway, Denver, Colorado 80202

(must be a street or other physical address in Colorado) If mail is undeliverble to this address, ALSO include a post office box address: _____________________

5. The name of its current registered agent (according to the existing records of the Secretary of State) is: Corporation Service Company

6. If the registered agent is to be changed, the name of the new registered agent is:_______________________________________________________________
The Corporation Company

7. If the registered agent is changing the street address of the registered agent’s business address, notice of the change has been given to the above named entity.

8. The street addresses of its registered office and of the business office of its registered agent, as changed, will be identical.

9. (Optional) Address of its principal place of business is:___________________________________ and if changed, the new address of its principal place of business is: ____________________________________________________________________________________________________________________

10. The (a) name or names, and (b) mailing address or addresses, of any one or more of the individuals who cause this document to be delivered for filing, and to whom the Secretary of State may deliver notice if filing of this document is refused, are: Michael Milam

Munsch Hardt Kopf and Harr 1445 Ross Avenue Dallas, TX 75202
Causing a document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that she document is the individual’s act and deed or the act and deed of the entity on whose behalf the individual is causing the document to be delivered for filing and that the facts stated in the document are true.

*NOTE: If this document is changing the registered office or registered agent, the Secretary of State must deliver a copy of the document (1) to the registered office as last designated before the change and (2) to the principal office of the entity.

[ILLEGIBLE]

Secretary of State		For office use only 045
Corporations Section
20001055974 C
$ 25.00
SECRETARY OF STATE
03-17-2000 12:47:40

MUST BE TYPED FILING FEE: $10.00 MUST SUBMIT TWO COPIES	FILED-CUSTOMER COPY DONETTA DAVIDSON COLORADO SECRETARY OF STATE

Please include a typed
self-addressed envelope	DPC – 2000 103 8731

CERTIFICATE OF
ASSUMED OR TRADE NAME

[Company]                             , a corporation, limited partnership or limited liability company under the laws of   Colorado                     , being desirous of transacting a portion of its business under an assumed or trade name as permitted by 7-71-101, Colorado Revised Statutes, hereby certifies:

1.	The location of its principal office is:900 Victors Way, Suite 350, Ann Arbor, MI 48108
(Include city, state, zip)

2.	The name, other than its own, under which business is carried on is: [Name]

3.	A brief description of the kind of business transacted under such assumed or trade name is: nursing home

Limited Partnership or Limited Liability Companies complete this section		Corporations complete this section

Name of Entity		Name of Corporation
[Company]

by		by	/s/ Laurence D. Rich
	Signature		Signature Laurence D. Rich

		Its	VP Title
Title, General Partner or Manager

Revised 7/95

Secretary of State		For office use only 045
Corporations Section
20001053124 C
$ 25.00
SECRETARY OF STATE
03-14-2000 14:47:56

MUST BE TYPED FILING FEE: $10.00 MUST SUBMIT TWO COPIES	FILED-CUSTOMER COPY DONETTA DAVIDSON COLORADO SECRETARY OF STATE

Please include a typed
self-addressed envelope

CERTIFICATE OF
ASSUMED OR TRADE NAME

[Company]                                                                , a corporation, limited partnership or limited liability company under the laws of   Colorado                     , being desirous of transacting a portion of its business under an assumed or trade name as permitted by 7-71-101, Colorado Revised Statutes, hereby certifies:

1.	The location of its principal office is: 900 Victors Way, Suite 350, Ann Arbor, MI 48108
(Include city, state, zip)

2.	The name, other than its own, under which business is carried on is: [Name]

3.	A brief description of the kind of business transacted under such assumed or trade name is: nursing home

Limited Partnership or Limited Liability Companies complete this section		Corporations complete this section

Name of Entity		Name of Corporation
[Company]

by		by	/s/ Laurence D. Rich
	Signature		Signature Laurence D. Rich

		Its	VP Title
Title, General Partner or Manager

Revised 7/95

Secretary of State	For office use only 045
Corporations Section

MUST BE TYPED FILING FEE: $10.00 MUST SUBMIT TWO COPIES

Please include a typed
self-addressed envelope

CERTIFICATE OF
ASSUMED OR TRADE NAME

[Company]                                                                 , a corporation, limited partnership or limited liability company under the laws of   Colorado                     , being desirous of transacting a portion of its business under an assumed or trade name as permitted by 7-71-101, Colorado Revised Statutes, hereby certifies:

1.	The location of its principal office is:900 Victors Way, Suite 350, Ann Arbor, MI 48108
(Include city, state, zip)

2.	The name, other than its own, under which business is carried on is: [Name]

3.	A brief description of the kind of business transacted under such assumed or trade name is: nursing home

Limited Partnership or Limited Liability Companies complete this section		Corporations complete this section

Name of Entity		Name of Corporation
[Company]

by		by	/s/ Laurence D. Rich
	Signature		Signature Laurence D. Rich

		Its	VP Title
Title, General Partner or Manager

Revised 7/95

Secretary of State	For office use only 045
Corporations Section

MUST BE TYPED FILING FEE: $10.00 MUST SUBMIT TWO COPIES

Please include a typed
self-addressed envelope

CERTIFICATE OF
ASSUMED OR TRADE NAME

[Company]                                                               , a corporation, limited partnership or limited liability company under the laws of   Colorado                     , being desirous of transacting a portion of its business under an assumed or trade name as permitted by 7-71-101, Colorado Revised Statutes, hereby certifies:

1.	The location of its principal office is:900 Victors Way, Suite 350, Ann Arbor, MI 48108
(Include city, state, zip)

2.	The name, other than its own, under which business is carried on is: [Name]

3.	A brief description of the kind of business transacted under such assumed or trade name is: nursing home

Limited Partnership or Limited Liability Companies complete this section		Corporations complete this section
Name of Entity		Name of Corporation
[Company]

by		by	/s/ Laurence D. Rich
	Signature		Signature Laurence D. Rich

		Its	VP Title
Title, General Partner or Manager

Revised 7/95

FILED - CUSTOMER COPY
DONETTA DAVIDSON
COLORADO SECRETARY OF STATE

ARTICLES OF INCORPORATION
OF
[Company]

20001038731 C
[ILLEGIBLE]
02-24-2000 11:05:52

          The undersigned does hereby act as incorporator in adopting the following Articles of Incorporation for the purpose of organizing a business corporation, pursuant to the provisions of the Colorado Business Corporation Act.

          FIRST: The corporate name for the corporation (hereinafter called the “corporation”) is [Company].

          SECOND: The number of shares which the corporation is authorized to issue is 1,000, all of which are without par value, are of the same class, and are common shares.

          THIRD: The street address of the initial registered office of the corporation in the State of Colorado is 1560 Broadway, Denver, Colorado 80202. The name of the initial registered agent of the corporation at the said registered office is Corporation Service Company.

          FOURTH: The address of the corporation’s initial principal office is 900 Victor’s Way, Suite 350, Ann Arbor, MI 48108.

          FIFTH: The name and address of the incorporator is Stuart D. Logan, Esq., Dykema Gossett PLLC, 1577 N. Woodward Avenue, Suite 300, Bloomfield Hills, Michigan 48304-2820.

          SIXTH: The purposes for which the corporation is organized are to engage in any lawful business.

          SEVENTH: The corporation shall, to the fullest extent permitted by the provisions of the Colorado Business Corporation Act, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said provisions from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said provisions, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

          EIGHTH: The personal liability of the directors of the corporation is eliminated to the fullest extent permitted by the provisions of the Colorado Business Corporation Act, as the same may be amended and supplemented.

          NINTH: The duration of the corporation shall be perpetual.

          TENTH: Cumulative voting is not desired in the election of directors.

Signed on this 23rd day of February, 2000.

/s/ Stuart D. Logan
Stuart D. Logan, Incorporator

CONSENT OF INITIAL
REGISTERED AGENT
TO APPOINTMENT

          The undersigned person hereby consents to appointment as the initial registered agent of the corporation named in Article FIRST of the annexed Articles of Incorporation.

Corporation Service Company

By	/s/ Pamela Trujillo
Authorized Signature